UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

Commission file numbers:	333-82084-01
333-82084

PAPERWEIGHT DEVELOPMENT CORP.	APPLETON PAPERS INC.
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	Delaware
(State or Other Jurisdiction of Incorporation or Organization)	(State or Other Jurisdiction of Incorporation or Organization)

39-2014992	36-2556469
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359, Appleton, Wisconsin	54912-0359
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expired at 11:59 p.m. EDT on July 2, 2012 with respect to the transactions contemplated by the previously announced Equity Purchase Agreement dated as of May 16, 2012, as amended, by and among Appleton Papers Inc. (“Appleton”), Paperweight Development Corp. (“PDC”), Hicks Acquisition Company II, Inc. (“HACII”) and HH-HACII, L.P. and the Cross Purchase Agreement dated as of May 16, 2012 between PDC and HACII (collectively, the “Transactions”).

On July 6, 2012, Appleton extended the expiration time for its previously announced solicitation of consents to amend the indenture governing its 10.50% Senior Secured Notes due 2015 (the “Senior Notes”) to permit, and give effect to, the Transactions.

As extended, the expiration time for the consent solicitation will be 4:00 p.m., New York City time, on Thursday, July 12, 2012.

Appleton also amended the consent solicitation solely with respect to the Senior Notes to: (a) increase the consent payment to $15.00 for each $1,000 principal amount of the Senior Notes for which a properly completed and duly executed consent is received prior to the expiration time and not duly and validly revoked; and (b) agree to use its commercially reasonable efforts to effect a tender offer for the outstanding Senior Notes within 75 days after the closing of the Transactions at a make-whole price equal to: (i) accrued and unpaid interest on such Senior Notes to the redemption date plus; (ii) (A) interest on the outstanding Senior Notes that would have accrued from and including the redemption date to but excluding February 8, 2013 plus (B) the redemption price set forth in Section 3.07 of the indenture governing the Senior Notes, in the case of each of such clauses (A) and (B) discounted back to the redemption date, computed on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to a comparable U.S. treasury security plus 50 basis points.

On July 9, 2012, Appleton extended the expiration time for its previously announced solicitation of consents to amend the indenture governing its 11.25% Second Lien Notes due 2015 (the “Second Lien Notes”) to permit, and give effect to, the Transactions.

As extended, the expiration time for the consent solicitations will be 4:00 p.m., New York City time, on Thursday, July 12, 2012.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any security. This announcement is also not a solicitation of consents to the proposed amendments to the respective indentures.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, PDC and Appleton. In connection with the Transaction, HACII has filed with the SEC a Registration Statement on Form S-4, which is available free of charge on the SEC’s web site, http://www.sec.gov. WE URGE INVESTORS TO READ HACII’S REGISTRATION STATEMENT ON FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors will be able to obtain free copies of HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

Participants in the Solicitation

PDC, Appleton and their respective directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests is contained in Appleton’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2012, and HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein, which was declared effective by the SEC on June 29, 2012. Investors may obtain additional information about the interests of the directors and officers of Appleton in the Transaction by reading HACII’s Registration Statement on Form S-4, including the proxy statement/prospectus contained therein and other materials to be filed with the SEC regarding the Transaction when such information becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and Appleton’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. Appleton undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2012

Paperweight Development Corp.

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Title:	Controller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2012

Appleton Papers Inc.

By:	/s/ Jeffrey J. Fletcher
Name:	Jeffrey J. Fletcher
Title:	Controller